Exhibit 99.1

GlobalSCAPE Announces Tax Characteristics for Special Cash Dividend Declared on November 18, 2019.

SAN ANTONIO – JANUARY 21, 2020 – GlobalSCAPE, Inc. (NYSE American: GSB), a worldwide leader in the secure movement and integration of data, today announced it posted on its website IRS Form 8937 regarding the tax characteristics of its one-time special cash dividend of $3.35 per share that was declared by the Company on November 18, 2019. The record date of the special dividend was November 29, 2019, and the payment date of the special dividend was December 5, 2019. The quantitative effect on the tax basis of a share of common stock in the hands of a U.S. stockholder is a decrease in tax basis in an amount equal to $2.19 per share.

The information in this press release is not intended to serve as advice on how distributions should be reported. Stockholders should review the tax statements received from their brokerage firms or other institutions to ensure that the statements agree with the information provided on the Company’s website. Additionally, as each stockholder’s tax situation may be different, stockholders are encouraged to consult with their own professional tax advisor with respect to their individual tax consequences. For additional information, including a copy of GlobalSCAPE’s IRS Form 8937, visit the GlobalSCAPE Investor Relations center at https://www.globalscape.com/investor-relations.

GlobalSCAPE, Inc. does not provide tax, accounting or legal advice. Any tax statements contained herein were not intended or written to be used, and cannot be used for the purpose of avoiding U.S., federal, state or local tax penalties. Please consult your advisor as to any tax, accounting or legal statements made herein.

About GlobalSCAPE

GlobalSCAPE, Inc. (NYSE American: GSB) is a pioneer in securing and automating the movement and integration of data seamlessly in, around and outside your business, between applications, people and places, in and out of the cloud. GlobalSCAPE provides cloud services that automate your work, secure your data, and integrate your applications – while giving visibility to those who need it. GlobalSCAPE makes business flow brilliantly. Visit www.globalscape.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “would,” “exceed,” “should,” “anticipates,” “believe,” “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause the actual results of the operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the overall level of consumer spending on our products; general economic conditions and other factors affecting consumer confidence; disruption and volatility in the global capital and credit markets; the Company’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, our information systems; legal, regulatory, political and economic risks in international markets; the results of our reduction in force; the discovery of additional information relevant to the internal investigation; the possibility that additional errors relevant to the recently completed restatement may be identified; pending litigation and other proceedings and the possibility of further legal proceedings adverse to the Company resulting from the restatement or related matters; the costs associated with the restatement and the investigation, pending litigation and other proceedings and possible future legal proceedings; and our decreased “public float” (the number of shares owned by non-affiliate stockholders and available for trading in the securities markets) as a result of share repurchases. More information on potential risks and other factors that could affect the Company’s financial results is included from time to time in the Company’s public reports filed with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this press release are based upon information available to the Company as of the date of this press release and speak only as of the date hereof.

Investor Relations Contact:

ir@GlobalSCAPE.com

Media Contact:

Matthew Zintel

matthew.zintel@zintelpr.com